Commitments and Contingencies	3 Months Ended
Mar. 31, 2012
Commitments and Contingencies [Abstract]
Commitments and Contingencies

13. Commitments and Contingencies

Letters of Credit — At March 31, 2012, the Company had outstanding letters of credit in the amount of approximately $31.1 million, of which $26.3 million was outstanding under the Wells Revolver.

Other Commitments — The Company entered into certain agreements prior to the bankruptcy that required it to indemnify third parties for losses related to environmental matters, litigation and other claims. No material obligations are presently known and, thus, no reserve has been recorded in connection with such indemnification agreements.

Environmental Contingencies Related to Ongoing Businesses of Tronox — In accordance with ASC 450, Contingencies, and ASC 410, Asset Retirement and Environmental Obligations, Tronox Incorporated recognizes a loss and records an undiscounted liability when litigation has commenced or a claim or an assessment has been asserted, or, based on available information commencement of litigation or assertion of a claim or assessment is probable, and the associated costs can be estimated. It is not possible for the Company to reliably estimate the amount and timing of all future expenditures related to environmental matters because, among other reasons, environmental laws and regulations, as well as enforcement policies and clean up levels, are continually changing, and the outcome of court proceedings, alternative dispute resolution proceedings (including mediation) and discussions with regulatory agencies are inherently uncertain.

Tronox Incorporated believes that it has reserved adequately for the probable and reasonably estimable costs of known contingencies. There is no environmental litigation, claim or assessment that has been asserted nor is there any probability of an assessment or a claim for which the Company has not recorded a liability. However, additions to the reserves may be required as additional information is obtained that enables the Company to better estimate its liabilities. The Company cannot reliably estimate the amount of future additions to the reserves at this time. In certain situations, reserves may be probable but may not be estimable. Additionally, sites may be identified in the future where the Company could have potential liability for environmental related matters. If a site is identified, the Company will evaluate to determine what reserve, if any, should be established. For additional discussion of environmental matters, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

The Company’s reserves for environmental contingencies related to its ongoing businesses amounted to $0.6 million at March 31, 2012, of which $0.5 million was classified in “Other Non-current Liabilities” on the Condensed Consolidated Balance Sheets.

The following table summarizes the contingency reserve balances, provisions, payments and settlements for the three months ended March 31, 2012, as well as balances, accruals and receipts of reimbursements of environmental costs from other parties.

Reserves for Environmental Remediation (1)
Successor: Balance at December 31, 2011	$0.6
Provisions/Accruals	—
Payments	—

Successor: Balance at March 31, 2012	$0.6

(1)	Balance at March 31, 2012 includes $0.3 million related to the Company’s Oklahoma Tech Center. These charges are reflected in the Condensed Consolidated Statements of Operations as “Provision for environmental remediation and restoration, net of reimbursements.”

Legal — The Western Australian Office of State Revenue (the “OSR”) continues to review their technical position on the imposition of stamp duty on the transfer of the Company’s shares related to Kerr-McGee’s restructuring in 2002 and from the share transfer related to the spinoff of the Company from Kerr-McGee in 2005. The OSR recently contacted the Company seeking additional information related to the 2005 spinoff. In addition, the OSR informed the Company that it has made a preliminary determination that the Company was land rich at the time of the 2002 share transfers and, as a result, the Company may be liable for stamp duty and penalties arising from that share transfer. The OSR has not made an assessment at this time and continues discussions with the Company and its legal advisors. The Company has accrued stamp duty on the 2002 transaction in the amount of $3.2 million based upon its position that the Company was not land rich at the time of the share transfers. The Company intends to exercise all of its legal and administrative remedies in the event that the OSR makes an assessment based upon its claim that it is land rich.

Registration Rights Agreement — On the Effective Date, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with certain stockholders of the Company party thereto. Pursuant to the Registration Rights Agreement, among other things, the Company was required to file with the SEC, pursuant to Section 13(a) of the Exchange Act, a registration statement for its common stock prior to September 30, 2011. The Company did not meet the September 30, 2011 deadline, and therefore, was subject to liquidation damages of approximately $2.0 million. The Company accrued $2.0 million related to such liability during 2011 and, as of December 31, 2011, the Company received and paid claims in the amount of $0.6 million. The remaining $1.4 million of claims were received and paid during the first quarter of 2012.

Other Matters — From time to time, the Company may be party to a number of legal and administrative proceedings involving environmental and/or other matters in various courts or agencies. These proceedings, individually and in the aggregate, may have a material adverse effect on the Company. These proceedings may be associated with facilities currently or previously owned, operated or used by the Company and/or its predecessors, some of which may include claims for personal injuries, property damages, cleanup costs and other environmental matters. Current and former operations of the Company may also involve management of regulated materials, which and are subject to various environmental laws and regulations including the Comprehensive Environmental Response Compensation and Liability Act (“CERCLA”), the Resource Conservation and Recovery Act (RCRA) or state equivalents. Similar environmental laws and regulations and other requirements exist in foreign countries in which the Company operates.